UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

ARTHROCARE CORPORATION
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-027422 (Commission File Number)	94-3180312 (I.R.S. Employer Identification Number)

7500 Rialto Blvd., Building Two, Suite 100 Austin, TX 78735 (Address of principal executive offices, including zip code)
(512) 391-3900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 31, 2008, ArthroCare Corporation disseminated a memorandum to its employees to address questions about the conclusion of the NASDAQ Stock Exchange review of DiscoCare, Inc. A copy of the of the memorandum is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Employee Memorandum, dated March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: March 31, 2008	By:	/s/ Michael A. Baker
Michael A. Baker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employee Memorandum, dated March 31, 2008